Utz Brands, Inc. Announces Network Optimization Initiatives
to Support Volume Growth and Reduce Costs

Hanover, PA – September 29, 2023 – (BUSINESS WIRE) Utz Brands, Inc. (NYSE: UTZ) and its affiliated entities (“Utz” or the “Company”), a leading U.S. manufacturer of branded salty snacks, today announced several network optimization initiatives that are expected to support long-term volume growth and reduce costs. These initiatives are expected to:

•Simplify the Company’s existing plant network and streamline its operating structure by consolidating volume into a smaller number of facilities, which is expected to lower costs and improve margins;

•Strengthen the Company’s relationship with a key co-manufacturing partner that will support the optimization of the Company’s network;

•Create incremental capacity in the Company’s warehousing network to support future growth, drive efficiency, and strengthen customer service; and

•Monetize assets that are not strategic to the Company’s long-term footprint.

These actions are expected to create a more efficient and flexible network to support the Company’s growth and better serve its customers. As part of these efforts, Utz has:

•Divested the Company’s manufacturing plant and all related assets in Bluffton, Indiana (the “Bluffton Plant”);

•Announced that the Company’s lowest-volume manufacturing plant in Hanover, Pennsylvania (the “Carlisle Street Plant”) will cease operations in the first quarter of 2024;

•Signed a built-to-suit agreement for a new, ~650,000 square foot leased distribution center located in Hanover, Pennsylvania (the “Northeast Logistics Center”), expected to open in the first quarter of 2025; and

•Decided to list for sale (i) its Louisiana manufacturing plant, which was impacted by Hurricane Ida in 2021 and has remained idle since sustaining irreparable damage, and (ii) its Alabama plant, which was closed in June 2023.

Following these actions, the Company will have 13 active plants, which includes the manufacturing facility in Kings Mountain, North Carolina (the “Kings Mountain Plant”), purchased in April 2022. The sale and closures are expected to drive increased net sales averages in its remaining plants. The volume from these closed facilities is expected to be absorbed by the remaining plant network and should reduce fixed overhead and drive efficiencies in manufacturing conversion costs.

The Bluffton Plant, which makes products associated with the TGIF® brand as well as certain of the Company’s kettle chip brands, was sold to Super-Pufft Snacks USA, Inc. and its affiliated entities (“Super-Pufft”), an existing co-manufacturing partner. Super-Pufft received real estate and manufacturing assets in the transaction, and in return, the Company entered a newly established co-manufacturing relationship with Super-Pufft, under which Super-Pufft will manufacture certain TGIF® products under favorable terms. Over time, the Company expects to shift production of these products into Utz owned and operated manufacturing facilities.

The Carlisle Street Plant is the Company’s oldest plant and served as a kettle chip manufacturing plant, producing the Company’s Utz®, Grandma Utz®, and Zapp’s® brands. With the Company’s expansion of its kettle manufacturing capacity across its network, including future kettle production planned for the Kings Mountain Plant, Utz expects to efficiently absorb the volume produced by the Carlisle Street Plant. The Company expects to stop production at the Carlisle Street Plant in the first quarter of 2024, after which it plans to explore asset monetization options. No job loss will occur due to the Carlisle Plant closure.

The leased Northeast Logistics Center, which the Company expects to occupy in the first quarter of 2025, will create incremental warehouse capacity to support long-term growth. As the Company has grown sales volume in excess of the salty snack category over the last four years,1 it has outgrown its existing warehouse network infrastructure in Hanover, Pennsylvania, through which it delivers a majority of the Company’s volume. The Northeast Logistics Center building will be adjacent to the Company’s High Street and Kindig Lane facilities, driving cost and inventory efficiencies across the Hanover distribution campus. It will improve inventory management by managing items in one single location and will facilitate customers’ ability to order multiple brands on a single order, streamlining transaction flow and improving customer service. The more optimized warehouse footprint will enable investment in automation and the implementation of a best-in-class warehouse management technology system.

The Company does not expect material future cash or capital expenditures in connection with the initiatives outlined herein.

These initiatives demonstrate the Company’s ongoing dedication to optimizing its supply chain. The Company will discuss this and more at our Investor Day in New York City on December 15, 2023.

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1 Reflects retail sales volume growth for the last 52 weeks ending September 10, 2023, compared to the same period in 2019, per Circana.

About Utz Brands, Inc.
Utz Brands, Inc. (NYSE: UTZ) manufactures a diverse portfolio of savory snacks through popular brands including Utz®, On The Border® Chips & Dips, Golden Flake®, Zapp’s®, Good Health®, Boulder Canyon®, Hawaiian Brand®, and TORTIYAHS!®, among others.

After a century with strong family heritage, Utz continues to have a passion for exciting and delighting consumers with delicious snack foods made from top-quality ingredients. Utz’s products are distributed nationally through grocery, mass merchandisers, club, convenience, drug, and other channels. Based in Hanover, Pennsylvania, Utz has multiple manufacturing facilities located across the U.S. to serve its growing customer base. For more information, please visit www.utzsnacks.com or call 1‐800‐FOR‐SNAX.

Investors and others should note that Utz announces material financial information to its investors using its investor relations website (investors.utzsnacks.com), Securities and Exchange Commission (“SEC” or “Commission”) filings, press releases, public conference calls, and webcasts. Utz uses these channels, as well as social media, to communicate with our stockholders and the public about the Company, the Company’s products, and other issues. It is possible that the information that Utz posts on social media could be deemed to be material information. Therefore, Utz encourages investors, the media, and others interested in the Company to review the information posted on the social media channels listed on Utz’s investor relations website.

Forward-Looking Statements

This press release includes certain statements made herein that are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will,” “expect,” “intends,” “goal” or other similar words, phrases or expressions. These forward-looking statements include future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, future opportunities for the Company, the ability of the Company to support volume growth and reduce costs through its strategic initiatives to optimize its supply chain, the effect of the Company’s sale, closure and consolidation of certain manufacturing facilities, the transition of production of certain products to Company owned and operated manufacturing facilities, the performance and success of the Company’s co-manufacturing partnerships and manufacturing facilities, the expected timing and operation of the Northeast Logistics Center and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to the risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Commission, for the fiscal year ended January 1, 2023, the Company’s Quarterly Reports on Form 10-Q filed with the Commission for the quarters ended April 2, 2023 and July 2, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans, or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise required by law.

Investor Contact Utz Brands, Inc. Kevin Powers kpowers@utzsnacks.com	Media Contact Utz Brands, Inc. Kevin Brick kbrick@utzsnacks.com